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                                                                   Exhibit 10.38

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

No. 5                            WARRANT                           41,100 Shares
                   To Purchase Shares of Common Stock of
                      General Parametrics Corporation

         THIS CERTIFIES that, for value received George O. Moorehead is entitled, upon the terms and subject to the conditions hereinafter set forth, to purchase from General Parametrics Corporation, a Delaware corporation (the "Company"), that number of fully paid and nonassessable shares of the Company's Common Stock at the purchase price per share as set forth in Section 1 below ("Exercise Price"). The number of shares and Exercise Price are subject to adjustment as provided in Section 10 hereof.

         1. Number of Shares; Exercise Price; Term.

                  (a) Subject to adjustments as provided herein, this Warrant is exercisable for 41,100 shares (the "Shares") of the Company's Common Stock at a purchase price of $4.48 per share.

                  (b) Subject to the terms and conditions set forth herein, this Warrant shall be exercisable during the term commencing on the date hereof and ending on the fifth anniversary of the date hereof and shall be void thereafter.

         2. Title to Warrant. This Warrant and all rights hereunder are transferable, in whole or in part, but only with the prior written consent of the Company. Transfers shall occur at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

         3. Exercise of Warrant. The purchase rights represented by this Warrant are exercisable by the registered holder hereof, in whole or in part, at any time, or from time to time, during the term hereof as described in Section l above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the holder hereof, at the office of the Company in Berkeley, California (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), upon payment in cash or check acceptable to the Company of the purchase price of the shares thereby purchased whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares so purchased and, if this Warrant is exercised in part, a new Warrant for the unexercised portion of this Warrant. The Company agrees that, upon exercise of this Warrant in accordance with the terms hereof, the shares so purchased shall be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised.
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         Certificates for shares purchased hereunder and, on partial exercise of this Warrant, a new Warrant for the unexercised portion of this Warrant shall be delivered to the holder hereof as promptly as practicable after the date on which this Warrant shall have been exercised.

         The Company covenants that all shares which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein).

         4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which such holder would otherwise be entitled, such holder shall be entitled, at its option, to receive either (i) a cash payment equal to the excess of fair market value for such fractional share above the Exercise Price for such fractional share (as mutually determined by the Company and the holder) or (ii) a whole share if the holder tenders the Exercise Price for one whole share.

         5. Charges, Taxes and Expenses. Issuance of certificates for shares upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant (with the prior written consent of the Company); provided, however, that in the event certificates for shares are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof and the Notice of Exercise duly completed and executed and stating in whose name and certificates are to be issued; and provided further, that such assignment shall be subject to applicable laws and regulations. Upon any transfer involved in the issuance or delivery of any certificates for shares of the Company's securities, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

         6. No Rights as Shareholders. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.

         7. Exchange and Registry of Warrant. The Company shall maintain a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

         8. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and

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cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

         9. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday or a Sunday or a legal holiday.

         10. Adjustments and Termination of Rights. The purchase price per share and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

                  (a) Merger. If at any time there shall be a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation, then, as part of such merger or consolidation, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such merger or consolidation, to which a holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the holder after the merger or consolidation.

                  (b) Reclassification, etc. If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.

                  (c) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, the Exercise Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

                  (d) Common Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in, or make any other distribution with respect to Common Stock of, shares of Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of the shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and
(ii) the denominator of which shall be the total number of shares of the Common Stock outstanding immediately after such dividend or distribution. This paragraph shall apply only if and to the extent that, at the time of such event, this Warrant is then exercisable for Common Stock.

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                  (e) Other Dividends. If the Company at any time while this
Warrant is outstanding and unexpired shall pay a dividend (other than dividends out of retained earnings), or make any other distribution with respect to Common Stock payable in stock (other than Common Stock) or other securities or property, then the Company may, at its option, either (i) decrease the per share Exercise Price of this Warrant by an appropriate amount based upon the value distributed on each share of Common Stock as determined in good faith by the Company's Board of Directors or (ii) provide by resolution of the Company's Board of Directors that on exercise of this Warrant, the holder hereof shall receive, in addition to the shares of Common Stock otherwise receivable on exercise hereof, the same number and kind of stock, other securities and property which such holder would have received had the holder held the shares of Common Stock receivable on exercise hereof on and before the record date for such dividend or distribution. This paragraph shall apply only if and to the extent that, at the time of such event, this Warrant is then exercisable for Common Stock.

                  (f) Adjustment of Number of Shares. Upon each adjustment in the Exercise Price pursuant to 10(c) or 10(d) above, the number of shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction (i) the numerator of which shall be the Exercise Price immediately prior to such adjustment, and
(ii) the denominator of which shall be the Exercise Price immediately after such adjustment.

         11. Notice of Adjustments; Notices. Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 10 hereof, the Company shall issue a certificate signed by its Chief Executive Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the holder of this Warrant.

         12. Miscellaneous.

                  (a) Governing Law. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of Delaware and for all purposes shall be construed in accordance with and governed by the laws of said state, without giving effect to the conflict of laws principles.

                  (b) Restrictions. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                  (c) Attorney's Fees. In any litigation, arbitration or court proceeding between the Company and the holder relating hereto, the prevailing party shall be entitled to reasonable attorneys' fees and expenses incurred in enforcing this Warrant.
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                  (d) Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and the holders hereof.

                  (e) Notice. Any notice required or permitted hereunder shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by certified mail, postage prepaid and addressed to the party to be notified at the address indicated below for the Company, or at the address for a holder set forth in the registry maintained by the Company pursuant to Section 7, such party, or at such other address as such other party may designate by ten-day advance written notice.

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         IN WITNESS WHEREOF, General Parametrics Corporation has caused this
Warrant to be executed by its officer thereunto duly authorized.

Dated:  April 11, 1996

                                      GENERAL PARAMETRICS CORPORATION

                                      By:    /s/ Gerard M. Jacobs
                                             ---------------------------------
                                      Name:  Gerard M. Jacobs,
                                             President

                                      Address:  1250 Ninth Street
                                                Berkeley, CA  94710


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                               NOTICE OF EXERCISE

To:      General Parametrics Corporation

         1. The undersigned hereby elects to purchase _______ shares of Common Stock ("Stock") of General Parametrics Corporation (the "Company") pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price and any transfer taxes payable pursuant to the terms of the Warrant, together with an investment Representation Statement in form and substance satisfactory to legal counsel to the Company.

         2. The shares of Stock to be received by the undersigned upon exercise of the Warrant are being acquired for its own account, not as a nominee or agent, and not with a view to resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. The undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Stock. The undersigned believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Stock.

         3. The undersigned understands that the shares of Stock are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in transactions not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, the undersigned represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

         4. The undersigned understands the instruments evidencing the Stock may bear one or all of the following legends:

                  (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

                  (b) Any legend required by applicable state law.
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         5. Please issue a certificate or certificates representing said shares of Stock in the name of the undersigned:



                                        _______________________________________
                                           [Name]

         6. Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned:



                                        _______________________________________
                                                 [Name]

___________________________             _______________________________________
          [Date]                                 [Signature]


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                                 ASSIGNMENT FORM

                  (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

________________________________________________________________________________
                                 (Please Print)

whose address is _______________________________________________________________

________________________________________________________________________________
                                 (Please Print)




                                      Dated: ___________________, 19___.



                    Holder's Signature: ________________________________________

                      Holder's Address: ________________________________________

                                        ________________________________________



Signature Guaranteed: ___________________________



NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.